SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): July 3, 2001
                                                        --------------


                                FUTURELINK CORP.
                -------------------------------------------------
               (Exact name of registrant as specified in charter)


        Delaware                  0-24833                  95-4763404
----------------------------    -------------           -------------------
(State or other jurisdiction    (Commission             (I.R.S. Employer
of incorporation)               File Number)            Identification No.)


2 South Pointe Drive, Lake Forest, CA                             92630
----------------------------------------                       -------------
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code (949) 672-3000
                                                         -----------------


                                 Not Applicable
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)


Item 5.  Other Events

On July 3, 2001, FutureLink Corp. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

(a)      Financial Statements of Businesses Acquired.  Not Applicable.

(b)      Pro Forma Financial Information.  Not Applicable.

(c)      Exhibits

            99.1 Press Release dated July 3, 2001, of the Registrant




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                        FUTURELINK CORP.



Dated: July 3, 2001                             By: /s/ Eugene Froelich
                                                   ------------------------
                                                   Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number   Description

99.1     Press Release dated July 3, 2001, of the Registrant.



                                  Exhibit 99.1